UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2020

MultiPlan Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-39228	83-3536151
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

115 Fifth Avenue New York, New York	10003
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 780-2000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Shares of Class A common stock, $0.0001 par value per share	MPLN	New York Stock Exchange

Warrants	MPLN.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Unless the context otherwise requires, “we,” “us,” “our,” “MultiPlan” and the “Company” refer to MultiPlan Corporation, a Delaware corporation, and its consolidated subsidiaries.

Item 2.02.	Results of Operations and Financial Condition.

On November 12, 2020, the Company issued a press release announcing the financial results for Polaris Parent Corp., a Delaware corporation (“MultiPlan Parent”), for the third quarter ended September 30, 2020, achieved prior to the completion of the business combination with Churchill Capital Corp III.

The information set forth under Item 9.01 of this Current Report on Form 8-K (this “Report”) is incorporated herein by reference.

The information in this Item 2.02, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit Number	Description
99.1	Press Release, dated November 12, 2020, reporting MultiPlan Parent’s financial results for the third quarter ended September 30, 2020.

Forward-Looking Statements

This Report contains forward-looking statements. These forward-looking statements can generally be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “seeks,” “projects,” “forecasts,” “intends,” “plans,” “may,” “will” or “should” or, in each case, their negative or other variations or comparable terminology, including forward-looking statements about the impact from the novel coronavirus disease (the “COVID-19 pandemic”). These forward-looking statements include all matters that are not historical facts. Although we believe that these forward-looking statements are based on reasonable assumptions at the time they are made, you should be aware that many factors could affect our actual financial results, including the impact from the COVID-19 pandemic, and our ability to achieve our projected financial guidance, and therefore actual results might differ materially from those expressed in these forward-looking statements. Factors that might materially affect such forward-looking statements include loss of our customers, particularly our largest customers; decreases in our existing market share or the size of our Preferred Provider Organization networks; effects of competition; effects of pricing pressure; the inability of our customers to pay for our services; decreases in discounts from providers; the loss of our existing relationships with providers; the loss of key members of our management team; changes in: our regulatory environment, including healthcare law and regulations; the inability to implement information systems or expand our workforce; changes in our industry; providers’ increasing resistance to application of certain healthcare cost management techniques; pressure to limit access to preferred provider networks; heightened enforcement activity by government agencies; the possibility that regulatory authorities may assert we engage in unlawful fee splitting or corporate practice of medicine; interruptions or security breaches of our information technology systems; the expansion of privacy and security laws; our inability to expand our network infrastructure; our ability to protect proprietary applications; our ability to identify, complete and successfully integrate future acquisitions; our ability to pay interest and principal on our notes and other indebtedness; our ability to remediate any material weaknesses or maintain effective internal controls over financial reporting; the ability to continue to meet applicable listing standards; the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, our ability to grow and manage growth profitably, maintain relationships with customers and suppliers and retain our management and key employees; changes in applicable laws or regulations; the possibility that we may be adversely affected by other political, economic, business, and/or competitive factors; the impact of the COVID-19 pandemic and its related effects on our projected results of operations, financial performance or other financial metrics; the ability to achieve the goals of our Short-Term Execution Plan and recognize the anticipated strategic, operational, growth and efficiency benefits when expected; pending or potential litigation associated with the business combination; and other risks and uncertainties indicated in Multiplan’s Registration Statement on Form S-1 filed with the Securities and Exchange Commission (“SEC”) on October 30, 2020, including those under “Risk Factors” therein, and other documents filed or to be filed with the SEC by MultiPlan. Forward-looking statements speak only as of the date made and, except as required by law, we undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 12, 2020

MULTIPLAN CORPORATION

By:	/s/ David Redmond
David Redmond
Executive Vice President and Chief Financial Officer